EXHIBIT 10.37



SCHEDULE 1 - LENDERS, COMMITMENT PERCENTAGES, LENDING OFFICES



                        LENDER       REVOLVING LOAN        REVOLVING LOAN
                                       COMMITMENT      COMMITMENT PERCENTAGE

Bank of America, N.A.                $12,500,000.00             50%
One Federal Street
Boston, MA 02110
Attn: Matthew T. O'Keefe

Wells Fargo Foothill, LLC             $6,250,000.00             25%
2450 Colorado Avenue
Suite 3000W
Santa Monica, CA 90404
Attn: Rina Shinoda

Merrill Lynch Capital,
a Division of Merrill Lynch           $6,250,000.00             25%
Business Financial Services Inc.
225 Liberty Street, 5th floor
New York, NY 10281
Attn: James Betz

                        TOTAL:       $25,000,000.00             100%



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SCHEDULE 1.1(A) MORTGAGED PROPERTIES


FEE MORTGAGES
1. 941 Grinnell Street, Fall River, Massachusetts 2. 1082 Davol Street, Fall River, Massachusetts 3. 81 Ferry Street, Fall River, Massachusetts 4. 1450 Brayton Avenue, Fall River, Massachusetts 5. 387 Quarry Street, Fall River, Massachusetts 6. Godfrey Road, Verona, Mississippi 7. Bleachery Road, Fall River, Massachusetts

LEASEHOLD MORTGAGES
1.       81 Commerce Drive, Fall River, Massachusetts


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SCHEDULE 10.20(A) LANDLORD WAIVERS

                                                       None.